UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2019, the compensation committee (the “Committee”) of Aytu BioScience, Inc. (the “Company”) approved a grant of an aggregate of 859,725 of the Company’s restricted common stock at a per share price of $0.98 which represented the closing price of the Company’s common stock on the Nasdaq Capital Market on November 14, 2019 (the “Closing Price”) to the following officers and directors of the Company (the “November Equity Grant”): Joshua Disbrow; David Green; Gary Cantrell; Carl Dockery; John Donofrio; Michael Macaluso and Ketan Mehta (each a “Holder”). Although the November Equity Grant was duly authorized and approved by all corporate and board action, the November Equity Grant was never issued to the recipients. On June 8, 2020, the Committee held a meeting to discuss the November Equity Grant and other compensation matters.

RSCE Agreement

The Committee determined that it be in the best interest of the Company and its stockholders that given the Company’s current cash position, the dilutive effect that issuing the November Equity Grant now could have on the Company’s existing stockholders and principles of equity and fairness to the Holders that the Company should negotiate and enter into Restricted Stock Cancelation and Exchange Agreements (the “RSCE Agreement”) whereby each Holder would agree to exchange their right, title and interest in their respective share of the November Equity Grant for cash at a per share price equal to the Closing Price (the “Restricted Stock Exchange Amount”) pursuant to the RSCE Agreement. On June 30, 2020, the Company and each Holder entered into the RSCE Agreement. The RSCE Agreement outlines that upon the payment of Restricted Stock Exchange Amount, each Holder’s right, title and interest in the November Equity Grant will be canceled. The RSCE Agreements signed by Holders that are also board members specifies that the Restricted Stock Exchange Amount will be paid in two equal amounts to be include in such board member’s board retainer payment with the first to be paid with fourth quarter 2020 board retainer and the second to be paid with the first quarter 2021 board retainer. Board fees are paid in arrears. The RSCE Agreements signed by Messrs. Disbrow and Green specify that their respective Restricted Stock Exchange Amount will be paid in two equal payments with the first to be paid on June 30, 2020 and the next to be paid on July 1, 2021. The RSCE Agreement provides that upon the occurrence of a “Change in Control” or “Separation Event, the Restricted Stock Exchange Amount will be paid within thirty (30) days of the occurrence of such event. In connection with the RSCE Agreement the following officers and directors received the following Restricted Stock Exchange Amount in exchange for their portion of the November Equity Grant.

Holder	November Equity Grant (Shares of Restricted Stock)	Restricted Stock Exchange Amount
Carl Dockery	30,000	$29,400.00
Gary Cantrell	30,000	$29,400.00
John Donofrio	30,000	$29,400.00
Michael Macaluso	30,000	$29,400.00
Ketan Mehta	20,000	$19,600.00
Joshua Disbrow	453,475	$444,406.00
David Green	266,250	$260,925.00

The foregoing description of the RSCE Agreement is qualified in its entirety to the form of RSCE Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

CEO and CFO Employment Agreement Amendments

The Committee also discussed that given the Company’s performance and Messrs. Disbrow and Green’s performance that it be in the best interests of the Company and its stockholders to amend Mr. Disbrow’s employment agreement (the “CEO Amendment”) and Mr. Green’s employment agreement (the “CFO Amendment”) to reward Messrs. Disbrow and Green. On July 1, 2020, Messrs. Disbrow and Green entered into amendments to their respect employment agreements. The material terms of the respective amendments are as follows.

CEO Amendment

●	Effective June 1, 2020, increase base salary to $500,000 and lower annual bonus % target from 100% to 60% of base salary
●	Effective January 1, 2021, increase base salary to $590,000
●	Granted 100,000 options on terms set forth in a separate option agreement
●	Granted 450,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

CFO Amendment

●	Effective June 1, 2020, increase base salary to $375,000
●	Effective January 1, 2021, increase base salary to $400,000
●	Granted 100,000 options on terms set forth in a separate option agreement
●	Granted 250,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

The Company expects to file the CEO Amendment and the CFO Amendment as exhibits to its Annual Report on Form 10-K for the year ended June 30, 2020. The foregoing description of the CEO Amendment and the CFO Amendment is qualified in its entirety by reference to the text of the CEO Amendment and the CFO Amendment, when filed.

Item 3.02 Unregistered Sales of Equity Securities

On July 1, 2020, the Company issued warrants to H.C. Wainwright & Co., LLC (“Wainwright”) exercisable for 923,000 shares of the Company’s common stock at per share exercise price of $1.7625 (the “ Wainwright Warrant”) were issued in connection with a letter agreement between the Company and Wainwright. The Wainwright Warrant is immediately exercisable and has a term of one year. The Wainwright Warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Wainwright Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Wainwright Warrant, attached hereto as Exhibit 4.1, and is incorporated by reference herein

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1,01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.02 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
4.1	Form of Wainwright Warrant
10.1	Form of Restricted Stock Cancelation and Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: July 2, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

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